SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                  May 27, 2004



                        PARAMETRIC TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)



        Massachusetts                  0-18059                   04-2866152
(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                 Number)              Identification No.)


                140 Kendrick Street, Needham, Massachusetts 02494
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:

                                 (781) 370-5000

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Item 5.  Other.

On May 27, 2004, we announced that Joseph M. O'Donnell was elected by the Board of Directors a Class III Director of the Company. A copy of the related press release is filed herewith as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(c)      Exhibits:

99.1     Press release issued by Parametric Technology Corporation on May 27,
         2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Parametric Technology Corporation

Date: May 27, 2004


                                    By:    /s/ Aaron C. von Staats
                                           _____________________________________

                                           Aaron C. von Staats
                                           Senior Vice President,
                                           General Counsel and Clerk






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EXHIBIT INDEX


Exhibit No.                    Description

99.1                           Press release issued by Parametric Technology
                               Corporation on May 27, 2004.